PROSPECTUS SUPPLEMENT
                         To prospectus date May 1, 1999

               Lincoln Benefit Life Consultant Variable Annuity I

The language on page 30 in the fifth paragraph under the heading entitled "Withdrawals (Redemption)" is deleted in entirely and the following language is substituted in its place:

         For partial withdrawals, you may allocate the amount among the Subaccounts and the Fixed Accounts. If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Subaccounts and the Fixed Account based upon the balance of the Subaccounts and the Fixed Account. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.

The language on page 33 under the final bullet point in the paragraph on "Sales Charges" that states "No Withdrawal Charge is applied in the following situations ", is deleted and the following language is substituted:

         withdrawals under Contracts issued to employees of Lincoln Benefit Life Company or its affiliates Surety Life Insurance Company and LSA Securities, Inc. or to their spouses or minor children if these individuals reside in the state of Nebraska.

Supplement dated November 15, 1999